UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6083

Name of Registrant:	Vanguard Ohio Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004–May 31, 2005

Item 1:	Reports to Shareholders

Vanguard®Ohio Tax-Exempt Funds
May 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
6	ADVISOR'S REPORT
9	FUND PROFILES
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARIES
13	FINANCIAL STATEMENTS
31	ABOUT YOUR FUND'S EXPENSES
32	ADVISORY AGREEMENT
33	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	The Vanguard Ohio Tax-Exempt Funds provided respectable returns in a bond market that featured unusual variations in yield at the short and long ends of the maturity spectrum.
•	The returns of both funds exceeded the average returns of their mutual fund peers.
•	The yield of the Tax-Exempt Money Market Fund rose significantly; the yield of the Long-Term Tax-Exempt Fund rose only slightly.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

During the first six months of our 2005 fiscal year, bond yields at the short end of the maturity spectrum moved sharply higher, while yields at the longer end decreased. With this backdrop, Vanguard Ohio Long-Term Tax-Exempt Fund produced a 3.2% return, a bit above the average return for peer funds. Vanguard Ohio Tax-Exempt Money Market Fund returned 1.0%, also outpacing the average competitor.

The table below presents the six-month total returns of the Ohio Tax-Exempt Funds and their comparative standards. We also show the funds’ SEC yields and taxable-equivalent yields as of May 31. The taxable-equivalent yields can be helpful in comparing the funds’ yields with those of fully taxable fixed income funds.

Total Returns	Six Months Ended May 31, 2005

Vanguard Ohio Tax-Exempt
Money Market Fund	1.0%
SEC 7-Day Annualized Yield: 2.70%
Taxable-Equivalent Yield: 4.49%*
Average Ohio Tax-Exempt
Money Market Fund**	0.7

Vanguard Ohio Long-Term
Tax-Exempt Fund	3.2%
SEC 30-Day Annualized Yield: 3.56%
Taxable-Equivalent Yield: 5.92%*
Lehman 10 Year Municipal Bond Index	3.1
Average Ohio Municipal Debt Fund**	3.1
Lehman Municipal Bond Index	3.5

*	This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum State of Ohio income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
**	Derived from data provided by Lipper Inc.

Please see the table on page 5 for details of the funds’ starting and ending net asset values, as well as per-share distributions during the period.

IN THE TAXABLE BOND MARKET, RETURNS WERE MODEST

The Lehman Brothers Aggregate Bond Index, which reflects the performance of the taxable investment-grade bond market, gained a modest 2.9% during the six-month period. On balance, corporate issues trailed U.S. government and municipal issues.

The Federal Reserve Board continued its campaign to short-circuit any surge in inflation by raising its target for the federal funds rate four times during the period. The Fed’s last move, in early May, brought the target rate to 3.00%—a full percentage point higher than its level at the start of the six-month period. Paralleling the Fed’s actions, the yield of the 3-month U.S. Treasury bill increased, closing the period at 2.94%. A year ago, the 3-month bill yielded 1.06%. The T-bill yield serves as a good proxy for taxable money market rates.

Despite the continued rise in short-term interest rates, longer-term rates declined. The yield of the 10-year Treasury note, watched closely by many investors, finished the period at 3.98%, 37 basis points (0.37 percentage point) below its level on November 30, 2004. The yield of the 30-year Treasury bond fell 68 basis points to 4.32%.

THE BUMPY RIDE FOR STOCKS CONTINUED

While U.S. stocks rallied in December, in February, and then again in May, the market was unable to sustain any strong advance. On balance, the six-month period seemed to be a case study in the impossibility of predicting the stock market’s near-term performance.

Market Barometer	Total Returns Periods Ended May 31, 2005
	Six Months	One Year	Five Years*

Bonds
Lehman Aggregate Bond Index	2.9%	6.8%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	3.5	8.0	7.3
Citigroup 3-Month Treasury Bill Index	1.2	1.9	2.5

Stocks
Russell 1000 Index (Large-caps)	3.3%	9.4%	-1.5%
Russell 2000 Index (Small-caps)	-2.1	9.8	6.7
Dow Jones Wilshire 5000 Index	2.7	9.7	-0.6
(Entire market)
MSCI All Country World Index
ex USA (International)	2.7	17.4	1.2

CPI
Consumer Price Index	1.8%	2.8%	2.5%

*Annualized.

Although the U.S. economy grew during the half-year, concern about the expansion’s durability seemed to underlie the market’s fragility. Persistent worries over high oil prices and other inflationary influences continued to unnerve investors, with every piece of good news seemingly followed by a high-profile disappointment.

The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned a modest 2.7% for the six months. In a reversal of recent trends, large-capitalization stocks outperformed the market’s smaller companies in the period. As has been the case for much of the past five years, value stocks outpaced growth issues. Overall, the performance of international stocks mirrored that of their U.S. counterparts.

THE FUNDS MET THEIR OBJECTIVES IN AN UNUSUAL INTEREST RATE ENVIRONMENT

As was the case for the taxable bond market, the performance of the broad municipal bond market differed markedly by maturity range during the fiscal half-year. While the yields of shorter-term securities rose substantially, those of longer-term securities fell. As you would expect, this divergence was reflected in the performances of the Ohio Tax-Exempt Money Market Fund and the Ohio Long-Term Tax-Exempt Fund.

The Long-Term Tax-Exempt Fund’s portfolio of short-, intermediate-, and long-term securities put it in a position to deliver the unusual combination of a modestly higher yield and a small capital return. During the six months, the fund’s SEC 30-day yield increased by 0.12 percentage point, from 3.44% to 3.56%, in part because of the sharp rise in the yields of the portfolio’s shorter-term securities. At the same time, the portfolio’s longer-term securities experienced some of the price appreciation produced by declining long-term rates.

Of the fund’s 3.2% total return, 1.0 percentage point came from capital appreciation and 2.2 percentage points from income. (It’s worth noting that a bond fund’s semiannual return includes just a half-year’s worth of interest income but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the fund’s advisor, Vanguard Fixed Income Group, modestly reduced the fund’s sensitivity to interest rate changes by lowering its average duration. This positioning was a slight drawback during the period but should offer a measure of protection against future rate increases.

Annualized Expense Ratios:* Your fund compared with its peer group
Ohio Tax-Exempt Fund	Fund	Peer Group

Money Market	0.13%	0.66%
Long-Term	0.14	1.12

*	Fund expense ratios reflect the six months ended May 31, 2005. Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund; for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

The Tax-Exempt Money Market Fund’s yield climbed steadily during the period, thanks to the Federal Reserve’s boosting of short-term interest rates. At the start of the period, the fund yielded 1.57%; by the end, its yield was 2.70%. The fund maintained a net asset value of $1 per share

(as is expected, but not guaranteed) and exceeded the average return for its peer group. While adhering strictly to the fund’s high-credit-quality guidelines, the advisor decreased the average weighted maturity, allowing the fund to accelerate the replacement of maturing investments in its portfolio with higher-yielding securities as market rates rose.

That both funds surpassed the average returns of their peers is a tribute to the talents of Vanguard Fixed Income Group. It also underscores the value of the funds’ extremely low operating expenses. These low costs are key as the advisor strives to deliver competitive returns without taking undue risks, such as holding lower-quality securities. The table on page 3 summarizes the expense ratios for the Ohio Tax-Exempt Funds and their peers.

For more information about the environment in which the funds operated over the past six months, please see the Advisor’s Report on page 6.

IN INVESTING, KEEP YOUR FOCUS ON THE LONG RUN

Some investors expend much time and energy searching for the hottest, best-performing sectors, styles, and funds. Over the years, Vanguard has repeatedly counseled investors to tune out the markets’ “noise,” maintain focus, and stick to a diversified, long-term investment plan. A carefully crafted plan, grounded in the principles of diversification and balance, never goes out of fashion. For investors in high income tax brackets, the Ohio Tax-Exempt Funds can serve as valuable components of a tax-conscious investment portfolio.

If you are interested in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 10, 2005

Your Fund's Performance at a Glance		November 30, 2004-May 31, 2005
			Distributions Per Share
Ohio Tax-Exempt Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Money Market	$1.00	$1.00	$0.010	$0.000
Long-Term	12.24	12.26	0.265	0.100

ADVISOR’S REPORT

During the first half of the 2005 fiscal year, the Ohio Tax-Exempt Money Market Fund returned 1.0%, while the Ohio Long-Term Tax-Exempt Fund returned 3.2%.

THE INVESTMENT ENVIRONMENT

Over the six months ended May 31, the U.S. investment environment was characterized by brisk economic expansion, an improving labor market, and a modest acceleration in the inflation rate. The most significant influence on the fixed income market was the Federal Reserve Board’s continued hikes in interest rates. From the beginning of December to the end of May, the Fed increased its target for the federal funds rate by a full percentage point, to 3.00%.

Fed officials maintained that even after the tightening, “the stance of monetary policy remains accommodative.” So far, the Fed’s slow-but-steady increases—intended to ward off any acceleration in inflation—have been seen as a logical response to a generally favorable economic picture marked by a few patches of weakness. For example, although the inflation-adjusted gross domestic product grew at a respectable 3.8% annual rate in the first calendar quarter and job growth accelerated, the Fed voiced concern in early May about a slowdown in consumer spending, most likely a result of higher energy prices, and about signs of inflationary pressure. Nonetheless, Fed officials maintained longer-term expectations of low and stable inflation.

Investment Philosophy
The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.

As the fiscal half-year ended, the Fed had not signaled any imminent change in its monetary strategy, and some analysts believed that the central bank would continue to boost short-term rates at a “measured pace” of 25-basis-point increments.

THE YIELD CURVE FLATTENED

During the past six months, the yields of shorter-term municipal bonds increased, while those of longer-term securities declined, a dynamic described as a flattening of the yield curve. Treasury yields followed a similar pattern, though with more modest increases in short-term bond yields and sharper declines for long-term Treasury yields. As these differences suggest, longer-term Treasury securities outperformed their municipal counterparts during the six months.

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2004	May 31, 2005	Change (basis points)

2 years	2.19%	2.76%	+57
5 years	2.85	3.01	+16
10 years	3.66	3.49	-17
30 years	4.76	4.26	-50

Source: The Vanguard Group.

State and local treasurers have taken advantage of persistently low long-term interest rates to refinance existing debt on more favorable terms. During the first half of the funds’ fiscal year, the rate of municipal bond issuance increased by 7.6% over the same period a year earlier, with much of the volume driven by such refunding. Ohio, however, countered this trend; the state issued just $5.6 billion in new securities, a 3.4% decline from its rate of issuance during the same period in 2004.

MANAGEMENT OF THE FUNDS

The six-month performance of the Vanguard Ohio Tax-Exempt Funds was consistent with the returns available in each fund’s market segment. The Long-Term Tax-Exempt Fund slightly surpassed the average return of its peer group, and the Tax-Exempt Money Market Fund further outdistanced the peer average. We adhered to our long-standing strategy of investing the funds’ assets in higher-quality securities.

During the half-year, we slightly reduced the Long-Term Fund’s sensitivity to interest rate risk. This positioning worked against us a bit during the period, but it can be expected to provide some protection from any rebound in interest rates. We also reduced the average maturity of securities in the Money Market portfolio, which allows us to redeploy assets more rapidly in higher-yielding securities as interest rates rise.

Historically, our ability to take a conservative approach to fund management while still delivering competitive long-term returns has been based largely on the cost advantage we have enjoyed relative to peer funds. In the current market environment, the value of low costs is starkly clear. Yields remain low, and even seemingly small differences in expense ratios can consume a large proportion of the return available to shareholders.

John M. Carbone, PRINCIPAL

VANGUARD FIXED INCOME GROUP

JUNE 15, 2005

As of 5/31/2005	FUND PROFILES
These Profiles provide a snapshot of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

OHIO TAX-EXEMPT MONEY MARKET FUND
Financial Attributes
Yield	2.7%
Average Weighted Maturity	26 days
Average Quality*	MIG-1
Expense Ratio	0.13%**

OHIO LONG-TERM TAX-EXEMPT FUND
Financial Attributes
	Fund	Comparative Index†	Broad Index††

Number of Issues	220	6,353	35,347
Yield	3.6%	—	—
Yield to Maturity	3.5%‡	3.5%	3.7%
Average Coupon	4.8%	5.1%	5.1%
Average Effective Maturity	7.6 years	7.3 years	6.4 years
Average Quality	AAA	AA+	AA+
Average Duration	5.8 years	5.9 years	5.2 years
Expense Ratio	0.14%**	—	—
Short-Term Reserves	5%	—	—

Volatility Measures
	Fund	Comparative Index†	Fund	Broad Index††

R-Squared	0.98	1.00	0.98	1.00
Beta	1.01	1.00	1.18	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	6%
1-5 Years	18
5-10 Years	55
10-20 Years	20
20-30 Years	1

Total	100%

Distribution by Credit Quality (% of portfolio)
MIG-1/A-1+/SP-1+/F-1+	84%
P-1/A-1/SP-1/F-1	12
AAA/AA	4

Total	100%

Ratings: Moody's Investors Service, Standard & Poor's, Fitch.

Distribution by Credit Quality (% of portfolio)
AAA	77%
AA	17
A	2
BBB	3
Not Rated	1

Total	100%

Investment Focus

*Moody's Investors Service. **Annualized. †Lehman 10 Year Municipal Bond Index. ††Lehman Municipal Bond Index. ‡Before expenses.	Visit our website at Vanguard.com for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

As of 5/31/2005	PERFORMANCE SUMMARIES
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. For bond funds, both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

OHIO TAX-EXEMPT MONEY MARKET FUND
Fiscal-Year Total Returns (%) November 30, 1994-May 31, 2005
	Ohio Tax-Exempt Money Market Fund	Average Fund*		Ohio Tax-Exempt Money Market Fund	Average Fund*
Fiscal Year	Total Return	Total Return	Fiscal Year	Total Return	Total Return

1995	3.8%	3.5%	2001	3.0%	2.6%
1996	3.4	3.1	2002	1.4	1.0
1997	3.5	3.2	2003	0.9	0.6
1998	3.4	3.1	2004	1.1	0.6
1999	3.0	2.8	2005	1.0	0.7
2000	4.0	3.6

*	Returns for the Average Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.	SEC 7-Day Annualized Yield (5/31/2005): 2.70%
**	Six months ended May 31, 2005.
Note: See Financial Highlights table on page 27 for dividend information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Ohio Tax-Exempt Money Market Fund	6/18/1990	1.34%	1.95%	0.00%	2.68%	2.68%

PERFORMANCE SUMMARIES (CONTINUED)

OHIO LONG-TERM TAX-EXEMPT FUND

Fiscal-Year Total Returns (%) November 30, 1994-May 31, 2005
	Ohio Long-Term Tax-Exempt Fund			Lehman*		Ohio Long-Term Tax-Exempt Fund			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	13.1%	6.4%	19.5%	18.6%	2001	3.7%	5.2%	8.9%	8.2%
1996	0.3	5.4	5.7	5.7	2002	1.8	4.9	6.7	6.7
1997	0.9	5.4	6.3	7.1	2003	2.8	4.6	7.4	6.9
1998	2.6	5.2	7.8	8.1	2004	-1.0	4.5	3.5	4.0
1999	-6.9	4.8	-2.1	-0.4	2005	1.0	2.2	3.2	3.1
2000	3.2	5.6	8.8	7.7

*	Lehman 10 Year Municipal Bond Index.
**	Six months ended May 31, 2005.
Note: See Financial Highlights table on page 28 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Ohio Long-Term Tax-Exempt Fund	6/18/1990	1.97%	6.56%	1.02%	5.06%	6.08%

As of 5/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Ohio Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

MUNICIPAL BONDS (99.0%)

Akron OH BAN	2.750%	11/3/2005		$6,500	$6,523
Akron OH Bath & Copley Joint Township Hosp. Dist.
Rev. (Summa Health Systems) VRDO	3.000%	6/7/2005	LOC	22,500	22,500
Akron OH Income Tax Rev.
(Community Learning Center) TOB VRDO	3.000%	6/7/2005	(3)*	4,415	4,415
Akron OH Income Tax Rev.
(Community Learning Center) TOB VRDO	2.990%	6/7/2005	(3)*	2,320	2,320
Butler County OH BAN	3.250%	3/9/2006		4,000	4,023
Butler County OH BAN	3.000%	10/13/2005		5,735	5,760
Butler County OH BAN	3.000%	6/30/2005		6,000	6,004
Canfield OH Local School Dist. BAN	3.000%	9/22/2005		8,930	8,968
Cincinnati OH City School Dist. GO TOB VRDO	3.000%	6/7/2005	(4)*	7,690	7,690
Cincinnati OH City School Dist. GO TOB VRDO	3.000%	6/7/2005	(4)*	2,800	2,800
Cincinnati OH City School Dist. GO TOB VRDO	2.990%	6/7/2005	(4)*	8,000	8,000
Cleveland OH Airport System Rev. TOB VRDO	3.050%	6/7/2005	(4)*	1,500	1,500
Cleveland OH Airport System Rev. VRDO	2.970%	6/7/2005	(4)	8,900	8,900
Cleveland OH GO TOB VRDO	2.990%	6/7/2005	(3)*	3,050	3,050
Cleveland OH State Univ. Rev. VRDO	2.990%	6/7/2005	(3)	14,535	14,535

Ohio Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Cleveland OH Water Works Rev. VRDO	2.950%	6/7/2005	(4)	$10,145	$10,145
Clinton County OH Hosp. Rev. (Memorial Hosp.) VRDO	2.960%	6/7/2005	LOC	23,700	23,700
Columbus OH City School Dist. School
Fac. Construction & Improvement GO TOB VRDO	2.990%	6/7/2005	(4)*	2,745	2,745
Columbus OH City School Dist. School
Fac. Construction & Improvement GO TOB VRDO	2.990%	6/7/2005	(4)*	8,210	8,210
Columbus OH GO	5.000%	11/15/2005		5,000	5,072
Columbus OH Sewer VRDO	2.980%	6/7/2005		7,700	7,700
Cuyahoga County OH Hosp. Rev.
(Cleveland Clinic Foundation) VRDO	3.030%	6/1/2005		1,900	1,900
Cuyahoga County OH Hosp. Rev.
(Cleveland Clinic Foundation) VRDO	3.030%	6/1/2005		12,500	12,500
Fairfield Township OH Road Improvement Notes	2.250%	7/14/2005		2,500	2,501
Franklin County OH Hosp. Rev.
(Doctors OhioHealth) TOB VRDO	2.990%	6/7/2005	*(Prere.)	7,920	7,920
Franklin County OH Hosp. Rev.
(OhioHealth Corp.) VRDO	2.960%	6/7/2005	LOC	14,400	14,400
Franklin County OH Hosp. Rev.
(Trinity Health Credit Group) VRDO	2.980%	6/7/2005	(3)	5,100	5,100
Franklin County OH Hosp. Rev.
(Trinity Health Credit Group) VRDO	2.950%	6/7/2005	(3)	11,410	11,410
Franklin County OH Hosp. Rev.
(U.S. Health Corp.) VRDO	2.950%	6/7/2005	LOC	19,355	19,355
Granville Village OH School Dist. BAN	3.000%	6/23/2005		3,000	3,002
Hamilton County OH Hosp. Fac. Rev.
(Health Alliance of Greater Cincinnati) VRDO	2.950%	6/7/2005	(1)	6,147	6,147
Hamilton County OH Hosp. Fac. Rev.
(Health Alliance of Greater Cincinnati) VRDO	2.950%	6/7/2005	(1)	3,285	3,285
Hamilton County OH Sewer System Rev. TOB VRDO	2.990%	6/7/2005	(1)*	13,510	13,510
Hamilton County OH Sewer System Rev. TOB VRDO	2.990%	6/7/2005	(1)*	7,595	7,595
Hilliard OH School Dist. TOB VRDO	2.990%	6/7/2005	(1)*	4,320	4,320
Huron County OH Hosp. Fac. Rev.
(Fisher-Titus Medical Center) VRDO	3.020%	6/7/2005	LOC	10,000	10,000
Independence OH BAN	4.250%	5/9/2006		5,000	5,062
Kent State Univ. Ohio VRDO	3.030%	6/7/2005	(1)	29,740	29,740
Lakewood OH BAN	2.250%	6/2/2005		5,100	5,100
Lebanon OH BAN	3.000%	9/21/2005		4,500	4,518
Licking County OH Joint Vocational School Dist. TOB VRDO	2.990%	6/7/2005	(1)*	2,085	2,085
Licking Heights OH Local School Dist. BAN	3.000%	8/30/2005		4,250	4,259
Marysville OH Exempt Village School Dist. TOB VRDO	2.990%	6/7/2005	(1)*	5,430	5,430
Marysville OH Exempt Village School Dist. TOB VRDO	2.990%	6/7/2005	(1)*	4,910	4,910
Mason OH BAN	3.000%	6/30/2005		2,000	2,002
Mason OH City School Dist. BAN	3.500%	2/9/2006		5,650	5,695
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	2.960%	6/7/2005		7,700	7,700
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	2.930%	6/7/2005		7,400	7,400
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	2.930%	6/7/2005		5,000	5,000
Ohio Air Quality Fac. Rev.
(Columbus Southern Power Co.) VRDO	2.980%	6/7/2005	LOC	9,000	9,000

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Ohio Building Auth. Rev.
(Administration Building Fund) TOB VRDO	3.000%	6/7/2005	(4)*	$4,185	$4,185
Ohio Building Auth. Rev.
(Administration Building Fund) TOB VRDO	3.000%	6/7/2005	(4)*	3,220	3,220
Ohio Building Auth. Rev. (Vera Rifle Center) TOB VRDO	3.070%	6/7/2005	*	6,335	6,335
Ohio Common Schools GO TOB VRDO	2.990%	6/7/2005	*	4,315	4,315
Ohio Common Schools GO TOB VRDO	2.990%	6/7/2005	*	2,405	2,405
Ohio Common Schools TOB VRDO	3.000%	6/7/2005	*	6,365	6,365
Ohio GO TOB VRDO	3.000%	6/7/2005	*	4,135	4,135
Ohio GO TOB VRDO	2.990%	6/7/2005	(2)*	7,525	7,525
Ohio GO TOB VRDO	2.980%	6/7/2005	(4)*	2,955	2,955
Ohio Higher Educ. Capital Fac. Rev. TOB VRDO	3.000%	6/7/2005	*	5,230	5,230
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) CP	2.400%	6/21/2005		19,000	19,000
Ohio Higher Educ. Fac. Comm. Rev.
(College Mount St. Joseph) VRDO	2.990%	6/7/2005	LOC	16,700	16,700
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.) VRDO	3.000%	6/7/2005	LOC	4,600	4,600
Ohio Higher Educ. Fac. Comm. Rev.
(Kenyon College) VRDO	3.030%	6/7/2005		15,800	15,800
Ohio Higher Educ. Fac. Comm. Rev.
(Marietta College) VRDO	2.980%	6/7/2005	LOC	4,400	4,400
Ohio Higher Educ. Fac. Comm. Rev.
(Mount Union College) VRDO	2.980%	6/7/2005	LOC	1,365	1,365
Ohio Higher Educ. Fac. Comm. Rev.
(Pooled Financing) VRDO	2.960%	6/7/2005	LOC	6,435	6,435
Ohio Higher Educ. GO TOB VRDO	3.000%	6/7/2005	*	20,705	20,705
Ohio Higher Educ. GO TOB VRDO	3.000%	6/7/2005	*	7,550	7,550
Ohio Higher Educ. GO TOB VRDO	3.000%	6/7/2005	*	7,700	7,700
Ohio Higher Educ. GO TOB VRDO	2.990%	6/7/2005	*	6,625	6,625
Ohio Higher Educ. GO TOB VRDO	2.970%	6/7/2005	*	17,570	17,570
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO	3.040%	6/7/2005	*	9,485	9,485
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO	3.040%	6/7/2005	*	5,120	5,120
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.080%	6/7/2005		1,630	1,630
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.080%	6/7/2005		8,000	8,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.080%	6/7/2005		13,020	13,020
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.040%	6/7/2005		8,905	8,905
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.030%	6/7/2005		8,000	8,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.020%	6/7/2005		5,720	5,720
Ohio Housing Finance Agency Mortgage Rev. VRDO	2.990%	6/7/2005		6,400	6,400
Ohio Housing Finance Agency Mortgage Rev. VRDO	2.970%	6/7/2005		1,810	1,810
Ohio Housing Finance Agency Mortgage Rev. VRDO	2.970%	6/7/2005		9,900	9,900
Ohio Major New State Infrastructure Project Rev.	5.000%	6/15/2005		5,390	5,396
Ohio PCR (Sohio Air British Petroleum Co.) VRDO	2.970%	6/1/2005		1,500	1,500
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	3.030%	6/1/2005		200	200
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	3.030%	6/1/2005		3,200	3,200
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	3.030%	6/1/2005		9,025	9,025
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	3.030%	6/1/2005		3,385	3,385
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	3.030%	6/1/2005		8,800	8,800
Ohio State Univ. General Receipts Rev. CP	2.850%	7/14/2005		6,000	6,000
Ohio State Univ. General Receipts Rev. CP	2.750%	6/14/2005		10,000	10,000

Ohio Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Ohio State Univ. General Receipts Rev. VRDO	2.970%	6/7/2005		$1,400	$1,400
Ohio State Univ. General Receipts Rev. VRDO	2.960%	6/7/2005		3,100	3,100
Ohio State Univ. General Receipts Rev. VRDO	2.960%	6/7/2005		4,300	4,300
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/2006	(1)(Prere.)	5,800	6,041
Ohio Water Dev. Auth. PCR	5.400%	6/1/2005	(1)(Prere.)	5,235	5,287
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO	3.040%	6/1/2005	LOC	10,100	10,100
Ohio Water Dev. Auth. PCR (Toledo Edison Co.) VRDO	3.000%	6/7/2005	LOC	4,500	4,500
Port of Greater Cincinnati OH Dev. Auth. Rev.
(National Underground Railroad Freedom Center) VRDO	3.030%	6/7/2005	LOC	7,000	7,000
Portage County OH BAN	3.250%	10/27/2005		7,055	7,067
Powell OH BAN	2.750%	11/2/2005		6,210	6,232
Reynoldsburg OH School Dist. GO BAN	2.750%	6/24/2005		5,900	5,903
Reynoldsburg OH School Dist. GO BAN	2.750%	6/24/2005		2,500	2,501
Rickenbacker OH Port Auth. Econ. Dev. Rev.
(YMCA of Central Ohio) VRDO	2.960%	6/7/2005	LOC	7,500	7,500
Summit County OH Rev.
(Western Reserve Academy) VRDO	2.980%	6/7/2005	LOC	6,000	6,000
Talawanda OH City School Dist. BAN	3.000%	6/29/2005		8,000	8,006
Toledo OH City School Dist. GO TOB VRDO	2.990%	6/7/2005	(3)*	1,793	1,793
Toledo OH City Services Special Assessment VRDO	2.980%	6/7/2005	LOC	5,000	5,000
Toledo OH City Services Special Assessment VRDO	2.980%	6/7/2005	LOC	5,000	5,000
Toledo OH City Services Special Assessment VRDO	2.980%	6/7/2005	LOC	7,200	7,200
Troy Ohio City School Dist. BAN	2.750%	6/28/2005		8,650	8,655
Univ. of Akron OH General Receipts Rev. VRDO	2.960%	6/7/2005	(3)	13,020	13,020
Univ. of Cincinnati OH General Receipts BAN	4.000%	3/28/2006		7,100	7,174
Univ. of Cincinnati OH General Receipts BAN	3.250%	6/1/2005		2,500	2,500
Univ. of Cincinnati OH General Receipts VRDO	2.960%	6/7/2005	(2)	17,155	17,155
Univ. of Toledo OH General Receipts VRDO	2.970%	6/1/2005	(3)	1,700	1,700
Westlake OH BAN	3.500%	10/13/2005	†	3,000	3,008
Westlake OH BAN	1.800%	6/9/2005		1,682	1,682
Willoughby OH BAN	3.500%	12/14/2005		2,650	2,668
Outside Ohio:
Puerto Rico Public Finance Corp. TOB VRDO	2.980%	6/7/2005	(11)*	9,963	9,963

TOTAL MUNICIPAL BONDS
(Cost $857,477)					857,477

OTHER ASSETS AND LIABILITIES (1.0%)

Other Assets-Note B					15,839
Liabilities					(7,495)

					8,344

NET ASSETS (100%)

Applicable to 865,868,252 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)					$865,821

NET ASSET VALUE PER SHARE					$1.00

^	See Note A in Notes to Financial Statements.
*	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the aggregate value of these securities was $219,681,000, representing 25.4% of net assets.
†	Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2005.
For key to abbreviations and other references, see page 24.

	Amount (000)	Per Share

AT MAY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$865,872	$1.00
Undistributed Net Investment Income	-	-
Accumulated Net Realized Losses	(51)	-
Unrealized Appreciation	-	-

NET ASSETS	$865,821	$1.00

Ohio Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

MUNICIPAL BONDS (98.7%)

Adams County OH School Dist. GO	5.550%	12/1/2009	(1)	$1,000	$1,033
Akron OH GO	5.500%	12/1/2018	(1)	1,315	1,463
Akron OH Income Tax Rev. (Community Learning Center)	5.250%	12/1/2019	(3)	2,515	2,783
Akron OH Income Tax Rev. (Community Learning Center)	5.250%	12/1/2018	(3)	1,240	1,374
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/2016	(2)	1,015	1,105
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/2015	(2)	2,865	3,119
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/2014	(2)	2,625	2,880
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/2018	(3)	1,300	1,469
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/2017	(3)	1,300	1,471
Aurora County OH School Dist. GO	5.800%	12/1/2005	(3)(Prere.)	3,000	3,104
Avon OH Local School Dist. GO	5.250%	12/1/2029	(1)	2,400	2,605
Avon OH Local School Dist. GO	5.250%	12/1/2023	(1)	745	825
Bowling Green State Univ. Ohio General Receipts Rev.	5.750%	6/1/2010	(3)(Prere.)	2,250	2,521
Bowling Green State Univ. Ohio General Receipts Rev.	5.750%	6/1/2010	(3)(Prere.)	1,190	1,333
Butler County OH GO	5.250%	12/1/2017		1,655	1,846
Butler County OH GO	5.250%	12/1/2016		1,570	1,753
Butler County OH Sewer System Rev.	5.375%	12/1/2015	(3)	1,230	1,349
Butler County OH Transp. Improvement Dist. Rev.	6.000%	4/1/2012	(4)	2,320	2,542
Butler County OH Transp. Improvement Dist. Rev.	6.000%	4/1/2011	(4)	4,000	4,383
Butler County OH Waterworks Rev.	5.250%	12/1/2021	(2)	4,000	4,481
Canal Winchester OH Local School Dist. GO	5.500%	12/1/2011	(3)(Prere.)	805	910
Canal Winchester OH Local School Dist. GO	5.500%	12/1/2011	(3)(Prere.)	1,080	1,221
Canal Winchester OH Local School Dist. GO	5.500%	12/1/2011	(3)(Prere.)	950	1,074
Canal Winchester OH Local School Dist. GO TOB VRDO	2.990%	6/7/2005	(1)*	7,745	7,745
Chillicothe OH City School Dist.	5.250%	12/1/2025	(3)	1,745	1,919
Cincinnati OH City School Dist. Improvement GO	5.375%	12/1/2015	(1)	3,350	3,711
Cincinnati OH Water System Rev.	5.500%	12/1/2015		2,000	2,216
Cincinnati OH Water System Rev.	5.500%	12/1/2013		1,380	1,539
Cincinnati OH Water System Rev. TOB VRDO	2.990%	6/7/2005	*	2,645	2,645
Cleveland OH Airport System Rev.	5.250%	1/1/2012	(4)	4,985	5,361
Cleveland OH GO	5.500%	10/1/2023	(2)	2,655	3,165
Cleveland OH GO	5.500%	10/1/2022	(2)	3,870	4,601
Cleveland OH GO	5.500%	10/1/2021	(2)	3,675	4,360
Cleveland OH GO	5.500%	10/1/2020	(2)	7,350	8,707
Cleveland OH GO	5.250%	8/1/2013	(3)(Prere.)	2,400	2,709
Cleveland OH GO	5.500%	12/1/2012	(3)	1,415	1,586
Cleveland OH GO	5.375%	9/1/2012	(2)	1,000	1,128
Cleveland OH GO	5.500%	12/1/2011	(3)	1,340	1,502
Cleveland OH GO	5.500%	12/1/2010	(3)(Prere.)	1,135	1,279
Cleveland OH GO	5.375%	9/1/2010	(2)	1,000	1,107
Cleveland OH School Dist. GO	0.000%	12/1/2008	(3)(ETM)	400	359
Cleveland OH State Univ. Rev.	5.250%	6/1/2024	(3)	1,000	1,097
Cleveland OH State Univ. Rev.	5.250%	6/1/2019	(3)	2,825	3,123
Cleveland OH Water Works Rev.	5.500%	1/1/2021	(1)**	9,635	11,311
Columbus OH City School Dist. School Fac.
Construction & Improvement GO	5.250%	12/1/2028	(4)	2,070	2,268
Columbus OH City School Dist. School Fac.
Construction & Improvement GO	5.250%	12/1/2024	(4)	2,390	2,636

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Columbus OH Regional Airport Auth.
Airport Refunding Rev.	5.500%	1/1/2019	(3)	$1,000	$1,100
Columbus OH Regional Airport Auth.
Airport Refunding Rev.	5.500%	1/1/2018	(3)	1,455	1,603
Columbus OH Regional Airport Auth.
Airport Refunding Rev.	5.500%	1/1/2017	(3)	1,385	1,530
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/2010	(Prere.)	2,000	2,262
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/2010	(Prere.)	2,000	2,262
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/2010	(Prere.)	1,710	1,934
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/2010	(Prere.)	2,000	2,262
Cuyahoga County OH Hosp. Refunding & Improvement
Rev. (Univ. Hosp.)	5.375%	1/15/2009	(1)	3,500	3,618
Cuyahoga County OH Hosp. Rev.
(Cleveland Clinic Foundation) VRDO	3.030%	6/1/2005		1,000	1,000
Defiance OH Waterworks System GO	5.650%	12/1/2018	(2)	1,130	1,240
Erie County OH Hosp. Fac. Rev.
(Firelands Regional Medical Center)	5.500%	8/15/2022		1,750	1,860
Fairborn OH City School Dist. School Improvement GO	5.375%	12/1/2020	(3)	1,200	1,314
Fairborn OH City School Dist. School Improvement GO	5.500%	12/1/2016	(3)	1,840	2,052
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)	5.375%	6/15/2015	(1)	3,000	3,363
Franklin County OH Convention Center Rev.	0.000%	12/1/2007	(1)	4,355	4,039
Gallia County OH Hosp. Rev. (Holzer Medical Center)	5.125%	10/1/2013	(2)	2,000	2,130
Garfield Heights OH City School Dist.
School Improvement GO	5.500%	12/15/2018	(1)	1,640	1,825
Greater Cleveland OH Regional Transp. Auth. GO	5.375%	12/1/2008	(3)(Prere.)	1,665	1,812
Greater Cleveland OH Regional Transp. Auth. GO	5.650%	12/1/2006	(3)(Prere.)	1,000	1,050
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.250%	12/1/2024	(3)	1,455	1,594
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.250%	12/1/2023	(3)	1,380	1,514
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.250%	12/1/2021	(3)	1,245	1,371
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.250%	12/1/2020	(3)	1,185	1,308
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/2020	(3)	3,020	3,394
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/2019	(3)	2,865	3,222
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.200%	5/15/2009	(1)	2,000	2,115
Hamilton County OH Sales Tax Rev.	0.000%	12/1/2028	(2)	9,915	3,351
Hamilton County OH Sales Tax Rev.
(Hamilton County Football)	5.500%	6/1/2008	(1)(Prere.)	575	622
Hamilton County OH Sewer System Rev.	5.250%	12/1/2011	(1)(Prere.)	1,355	1,512
Hamilton County OH Sewer System Rev.	5.250%	12/1/2011	(1)(Prere.)	1,000	1,116
Hamilton County OH Sewer System Rev.	5.625%	6/1/2010	(1)(Prere.)	965	1,085
Hamilton County OH Sewer System Rev.	5.625%	6/1/2010	(1)(Prere.)	755	849
Hamilton County OH Sewer System Rev.	5.450%	12/1/2009	(3)	3,250	3,571
Highland OH Local School Dist. School Improvement GO	5.750%	12/1/2017	(4)	1,510	1,708
Hilliard OH School Dist. GO	5.250%	12/1/2016	(3)	2,000	2,217

Ohio Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Hilliard OH School Dist. GO	0.000%	12/1/2015	(3)	$3,720	$2,439
Hilliard OH School Dist. GO	0.000%	12/1/2014	(3)	2,720	1,868
Hilliard OH School Dist. GO	0.000%	12/1/2013	(3)	3,220	2,321
Hilliard OH School Dist. GO	0.000%	12/1/2012	(3)	3,220	2,434
Hilliard OH School Dist. GO	5.750%	12/1/2005	(3)(Prere.)	2,000	2,069
Indian Hill OH Exempt Village School Dist.
Hamilton County GO	5.500%	12/1/2015		1,295	1,444
Jackson OH Local School Dist. Stark &
Summit Counties Construction & Improvement	5.250%	12/1/2026	(3)	4,350	4,747
Kent State Univ. Ohio VRDO	3.030%	6/7/2005	(1)	800	800
Lake County OH Hosp. Fac. Rev. (Lake Hosp. System Inc.)	5.375%	8/15/2015	(2)	2,900	3,100
Lake Ohio Local School Dist. Stark County OH GO	5.750%	12/1/2010	(3)(Prere.)	1,000	1,116
Logan Hocking OH Local School Dist. GO	5.500%	12/1/2018	(1)	1,675	1,863
Lorain County OH GO	5.500%	12/1/2022	(3)	1,500	1,667
Lorain County OH GO	5.500%	12/1/2017	(3)	1,000	1,125
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	5.400%	10/1/2021		4,000	4,269
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	6.000%	9/1/2008	(1)	1,250	1,349
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.625%	11/15/2017	(2)	2,075	2,284
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.625%	11/15/2015	(2)	2,500	2,755
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.750%	11/15/2014	(1)(ETM)	5,360	5,677
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.750%	11/15/2014	(1)	640	677
Mad River OH Local School Dist. GO	5.750%	12/1/2016	(3)	1,195	1,366
Mahoning Valley OH Sanitation Dist. Water Rev.	5.750%	11/15/2018	(4)	1,300	1,442
Marysville OH Exempt Village School Dist. COP	5.250%	12/1/2028	(1)	3,000	3,286
Marysville OH Exempt Village School Dist. COP	5.250%	12/1/2024	(1)	2,140	2,353
Marysville OH Exempt Village School Dist. COP	5.250%	12/1/2023	(1)	2,035	2,241
Marysville OH Exempt Village School Dist. COP	5.250%	12/1/2017	(1)	2,095	2,348
Marysville OH Exempt Village School Dist. COP	5.250%	12/1/2014	(1)	1,280	1,447
Marysville OH Exempt Village School Dist. COP	5.250%	12/1/2013	(1)	1,225	1,377
Marysville OH Exempt Village School Dist. COP	5.250%	12/1/2012	(1)	1,160	1,297
Miami Univ. of OH General Receipts Refunding	5.250%	12/1/2020	(2)	2,000	2,214
Middletown OH GO	5.750%	12/1/2019	(3)	2,500	2,776
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/2017	(4)	1,600	1,838
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/2016	(4)	1,425	1,637
Montgomery County OH GO	5.500%	12/1/2019		1,165	1,296
Montgomery County OH Rev. (Catholic Health Initiative)	5.000%	5/1/2030		7,630	7,976
Montgomery County OH Rev. (Catholic Health Initiative)	5.500%	9/1/2015		3,270	3,575
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/2012	(2)	1,700	1,283
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/2011	(2)	1,200	950
North Olmsted OH GO (Library Improvement)	5.500%	12/1/2016	(3)	1,355	1,500
Oak Hills OH Local School Dist. GO	7.200%	12/1/2009	(1)	1,625	1,897
Ohio Building Auth. Rev. (Administration Building Fund)	5.500%	4/1/2016	(4)	1,000	1,115
Ohio Building Auth. Rev. (State Correctional Fac.)	5.750%	4/1/2010	(Prere.)	2,000	2,256
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/2015		1,500	1,659
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/2014		1,585	1,764

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)	5.500%	10/1/2018	(4)	$1,380	$1,531
Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)	5.500%	10/1/2017	(4)	1,305	1,449
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	6.500%	10/1/2020		250	313
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.500%	10/1/2019		5,000	5,607
Ohio Higher Educ. Fac. Comm. Rev. (Denison Univ.)	5.500%	11/1/2014		1,000	1,128
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)	5.850%	4/1/2020	(1)	2,875	3,188
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)	5.750%	4/1/2019	(1)	4,000	4,263
Ohio Higher Educ. Fac. Comm. Rev. (Oberlin College)	5.000%	10/1/2033		5,000	5,261
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)	5.375%	12/1/2016	(2)	1,795	1,992
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)	0.000%	12/1/2006	(3)	1,000	957
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	5.375%	5/15/2022	(1)	6,250	6,607
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	5.300%	5/15/2017	(1)	2,200	2,331
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	6.000%	5/15/2011	(1)	2,000	2,148
Ohio Housing Finance Agency Mortgage Rev.	5.625%	3/1/2032		3,345	3,477
Ohio Housing Finance Agency Mortgage Rev.	5.450%	9/1/2031		1,755	1,797
Ohio Housing Finance Agency Mortgage Rev.	5.025%	3/1/2021		70	70
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	3.030%	6/1/2005		300	300
Ohio Solid Waste Rev. (Waste Management Inc.) PUT	4.850%	11/1/2007		2,500	2,549
Ohio State Parks & Recreation Capital Fac. Rev.	5.500%	12/1/2015		2,245	2,480
Ohio State Univ. General Receipts Rev.	5.250%	6/1/2023		3,000	3,309
Ohio State Univ. General Receipts Rev. VRDO	2.960%	6/7/2005		3,000	3,000
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/2020		1,570	1,721
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/2019		2,235	2,462
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/2018		3,150	3,471
Ohio Water Dev. Auth. PCR	5.500%	12/1/2023		2,155	2,578
Ohio Water Dev. Auth. PCR	5.500%	6/1/2023		2,155	2,570
Ohio Water Dev. Auth. PCR	5.500%	6/1/2022		6,350	7,552
Ohio Water Dev. Auth. PCR	5.500%	6/1/2021		6,435	7,635
Ohio Water Dev. Auth. PCR	5.125%	12/1/2007	(1)(Prere.)	1,900	2,019
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.500%	12/1/2023		1,115	1,331
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.500%	6/1/2023		1,225	1,457
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.500%	12/1/2022		4,690	5,582
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.500%	6/1/2022		5,370	6,371
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.500%	6/1/2021	(4)	1,215	1,442
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.375%	6/1/2012	(Prere.)	2,170	2,449
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.375%	6/1/2012	(Prere.)	2,100	2,370
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.375%	6/1/2012	(Prere.)	2,735	3,087
Ohio Water Dev. Auth. Rev. (Pure Water)	5.500%	12/1/2011	(2)	250	254
Ohio Water Dev. Auth. Rev. (Pure Water)	7.000%	12/1/2009	(2)(ETM)	1,350	1,455
Olentangy OH Local School Dist. GO	5.500%	12/1/2016	(4)	1,230	1,377
Olentangy OH Local School Dist. School
Fac. Construction & Improvement	5.250%	12/1/2021	(3)	1,400	1,546
Olentangy OH Local School Dist. School
Fac. Construction & Improvement	5.500%	12/1/2020	(3)	1,000	1,133
Olentangy OH Local School Dist. School
Fac. Construction & Improvement	5.500%	12/1/2020	(3)	2,750	3,117

Ohio Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Olentangy OH Local School Dist. School
Fac. Construction & Improvement	5.500%	12/1/2019	(3)	$1,300	$1,473
Olentangy OH Local School Dist. School
Fac. Construction & Improvement	5.500%	12/1/2019	(3)	1,000	1,133
Parma OH Hosp. Improvement Rev.
(Parma Community General Hosp.)	5.250%	11/1/2013		2,000	2,096
Plain OH Local School Dist. GO	5.500%	12/1/2017	(3)	1,175	1,314
Reynoldsburg OH School Dist. GO	0.000%	12/1/2010	(3)	1,465	1,213
Reynoldsburg OH School Dist. GO	0.000%	12/1/2009	(3)	1,465	1,265
Richland County OH GO	5.400%	12/1/2015	(2)	1,120	1,155
Richland County OH GO	6.950%	12/1/2011	(2)	450	468
Rocky River OH City School Dist. GO	5.375%	12/1/2017		2,200	2,523
Sugarcreek OH Local School Dist. GO	5.250%	12/1/2021	(1)	1,625	1,799
Sugarcreek OH Local School Dist. GO	5.250%	12/1/2020	(1)	1,460	1,616
Sugarcreek OH Local School Dist. GO	5.250%	12/1/2019	(1)	1,215	1,345
Summit County OH GO	5.500%	12/1/2020	(3)	1,725	2,046
Summit County OH GO	5.500%	12/1/2019	(3)	1,000	1,181
Summit County OH GO	5.750%	12/1/2012	(3)(Prere.)	2,020	2,350
Summit County OH GO	5.750%	12/1/2012	(3)(Prere.)	1,595	1,856
Summit County OH GO	5.750%	12/1/2012	(3)(Prere.)	1,420	1,652
Summit County OH GO	5.750%	12/1/2012	(3)(Prere.)	1,910	2,222
Summit County OH GO	5.750%	12/1/2012	(3)(Prere.)	1,800	2,094
Summit County OH GO	6.500%	12/1/2010	(3)(Prere.)	2,000	2,348
Summit County OH GO	6.250%	12/1/2010	(3)(Prere.)	1,420	1,650
Summit County OH
Sanitary Sewer System Improvement GO	5.500%	12/1/2011	(3)(Prere.)	1,015	1,152
Tri Valley OH Local School Dist. GO	5.500%	12/1/2019	(3)	1,785	2,101
Tri Valley OH Local School Dist. GO	5.500%	12/1/2016	(3)	1,255	1,455
Univ. of Akron OH General Receipts Rev.	5.500%	1/1/2010	(3)(Prere.)	2,545	2,831
Univ. of Cincinnati OH COP	5.500%	6/1/2014	(1)	1,000	1,108
Univ. of Cincinnati OH General Receipts	5.375%	6/1/2020		2,880	3,140
Univ. of Cincinnati OH General Receipts	5.375%	6/1/2018		2,595	2,836
Univ. of Cincinnati OH General Receipts	5.375%	6/1/2017		2,000	2,192
Univ. of Cincinnati OH General Receipts	5.750%	6/1/2011	(3)(Prere.)	1,500	1,718
Univ. of Cincinnati OH General Receipts	5.750%	6/1/2011	(3)(Prere.)	1,285	1,472
Univ. of Cincinnati OH General Receipts	5.750%	6/1/2011	(3)(Prere.)	2,500	2,864
Univ. of Cincinnati OH General Receipts VRDO	2.960%	6/7/2005	(2)	1,000	1,000
Univ. of Toledo OH General Receipts	5.250%	6/1/2016	(3)	1,080	1,182
Univ. of Toledo OH General Receipts VRDO	2.970%	6/1/2005	(3)	1,200	1,200
Westerville OH City School Dist. GO	5.500%	6/1/2011	(1)(Prere.)	2,000	2,247
Westerville OH City School Dist. GO	5.500%	6/1/2011	(1)(Prere.)	1,225	1,376
Woodridge OH School Dist. GO	6.800%	12/1/2014	(2)	2,000	2,411
Wooster OH School Dist. GO	0.000%	12/1/2011	(4)	2,315	1,832
Wooster OH School Dist. GO	0.000%	12/1/2010	(4)	2,265	1,875
Wooster OH School Dist. GO	0.000%	12/1/2009	(4)	2,195	1,895
Outside Ohio:
Puerto Rico Electric Power Auth. Rev.	5.000%	7/1/2023	(1)	5,000	5,446
Puerto Rico GO	5.500%	7/1/2029		1,500	1,736
Puerto Rico GO	5.500%	7/1/2020	(1)	1,600	1,904
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/2021		3,400	3,777
Puerto Rico Muni. Finance Agency	5.250%	8/1/2020	(4)	2,500	2,745

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Puerto Rico Muni. Finance Agency	5.250%	8/1/2019	(4)	$3,000	$3,326
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.500%	7/1/2021	(1)	2,000	2,390
Puerto Rico Public Finance Corp.	5.500%	8/1/2029		995	1,069
Puerto Rico Public Finance Corp.	6.000%	8/1/2026	(ETM)	305	387
Puerto Rico Public Finance Corp.	6.000%	8/1/2026		5,875	7,216
Puerto Rico Public Finance Corp.	5.500%	2/1/2012	(Prere.)	3,005	3,407
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/2017		2,000	2,190

TOTAL MUNICIPAL BONDS
(Cost $481,874)					511,435

OTHER ASSETS AND LIABILITIES (1.3%)

Other Assets-Note B					8,691
Liabilities					(1,698)

					6,993

NET ASSETS (100%)

Applicable to 42,302,539 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)					$518,428

NET ASSET VALUE PER SHARE					$12.26

^	See Note A in Notes to Financial Statements.
*	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the aggregate value of these securities was $10,390,000, representing 2.0% of net assets.
**	Securities with a value of $587,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 24.

Ohio Long-Term Tax-Exempt Fund	Amount (000)	Per Share

AT MAY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$487,633	$11.53
Undistributed Net Investment Income	-	-
Accumulated Net Realized Gains	1,407.03
Unrealized Appreciation (Depreciation)
Investment Securities	29,561.70
Futures Contracts	(173)	-

NET ASSETS	$518,428	$12.26

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS
ARS—Auction Rate Security.	Scheduled principal and interest payments are guaranteed by:
BAN—Bond Anticipation Note.	(1) MBIA (Municipal Bond Insurance Association).
COP—Certificate of Participation.	(2) AMBAC (Ambac Assurance Corporation).
CP—Commercial Paper.	(3) FGIC (Financial Guaranty Insurance Company).
FR—Floating Rate.	(4) FSA (Financial Security Assurance).
GAN—Grant Anticipation Note.	(5) BIGI (Bond Investors Guaranty Insurance).
GO—General Obligation Bond.	(6) Connie Lee Inc.
IDA—Industrial Development Authority Bond.	(7) FHA (Federal Housing Authority).
IDR—Industrial Development Revenue Bond.	(8) CapMAC (Capital Markets Assurance Corporation).
PCR—Pollution Control Revenue Bond.	(9) American Capital Access Financial Guaranty Corporation.
PUT—Put Option Obligation.	(10) XL Capital Assurance Inc.
RAN—Revenue Anticipation Note.	(11) CIFG (CDC IXIS Financial Guaranty).
TAN—Tax Anticipation Note.	The insurance does not guarantee the market value of the
TOB—Tender Option Bond.	municipal bonds.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.	LOC—Scheduled principal and interest payments are guaranteed
USD—United School District.	by bank letter of credit.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

	Ohio Tax-Exempt Money Market Fund	Ohio Long-Term Tax-Exempt Fund
	Six Months Ended May 31, 2005
	(000)	(000)

INVESTMENT INCOME
Income
Interest	$8,652	$11,360

Total Income	8,652	11,360

Expenses
The Vanguard Group—Note B
Investment Advisory Services	45	28
Management and Administrative	397	279
Marketing and Distribution	74	34
Custodian Fees	3	2
Shareholders' Reports	4	4
Trustees' Fees and Expenses	1	—

Total Expenses	524	347

NET INVESTMENT INCOME	8,128	11,013

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(40)	4,311
Futures Contracts	—	(1,591)

REALIZED NET GAIN (LOSS)	(40)	2,720

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	—	1,827
Futures Contracts	—	18

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	—	1,845

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,088	$15,578

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Ohio Tax-Exempt Money Market Fund		Ohio Long-Term Tax-Exempt Fund
	Six Months Ended May 31, 2005 (000)	Year Ended Nov. 30, 2004 (000)	Six Months Ended May 31, 2005 (000)	Year Ended Nov. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$8,128	$7,785	$11,013	$22,103
Realized Net Gain (Loss)	(40)	(3)	2,720	3,583
Change in Unrealized Appreciation (Depreciation)	—	—	1,845	(8,636)

Net Increase (Decrease) in Net Assets
Resulting from Operations	8,088	7,782	15,578	17,050

Distributions
Net Investment Income	(8,128)	(7,785)	(11,013)	(22,103)
Realized Capital Gain*	—	—	(4,092)	(3,643)

Total Distributions	(8,128)	(7,785)	(15,105)	(25,746)

Capital Share Transactions1
Issued	384,381	631,588	45,056	78,142
Issued in Lieu of Cash Distributions	7,587	7,273	11,340	19,003
Redeemed	(324,117)	(581,864)	(37,396)	(86,046)

Net Increase (Decrease) from
Capital Share Transactions	67,851	56,997	19,000	11,099

Total Increase (Decrease)	67,811	56,994	19,473	2,403

Net Assets
Beginning of Period	798,010	741,016	498,955	496,552

End of Period	$865,821	$798,010	$518,428	$498,955

1Shares Issued (Redeemed)
Issued	384,381	631,588	3,680	6,326
Issued in Lieu of Cash Distributions	7,587	7,273	927	1,543
Redeemed	(324,117)	(581,864)	(3,059)	(6,999)

Net Increase (Decrease) in Shares Outstanding	67,851	56,997	1,548	870

*	Includes fiscal 2005 and 2004 short-term gain distributions by the Long-Term Tax-Exempt Fund totaling $478,000 and $83,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

Ohio Tax-Exempt Money Market Fund
Six Months Ended May 31,		Year Ended November 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.010	.011	.009	.014	.030	.039
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—

Total from Investment Operations	.010	.011	.009	.014	.030	.039

Distributions
Dividends from Net Investment Income	(.010)	(.011)	(.009)	(.014)	(.030)	(.039)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.010)	(.011)	(.009)	(.014)	(.030)	(.039)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.98%	1.06%	0.95%	1.41%	3.02%	3.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$866	$798	$741	$712	$619	$473
Ratio of Total Expenses to Average Net Assets	0.13%*	0.13%	0.17%	0.17%	0.18%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.96%*	1.06%	0.94%	1.40%	2.90%	3.88%

*Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)

Ohio Long-Term Tax-Exempt Fund
Six Months Ended May 31,		Year Ended November 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.24	$12.45	$12.14	$11.96	$11.53	$11.17

Investment Operations
Net Investment Income	.265	.544	.546	.564	.576	.593
Net Realized and Unrealized Gain (Loss)
on Investments	.120	(.118)	.343	.217	.430	.360

Total from Investment Operations	.385	.426	.889	.781	1.006	.953

Distributions
Dividends from Net Investment Income	(.265)	(.544)	(.546)	(.564)	(.576)	(.593)
Distributions from Realized Capital Gains	(.100)	(.092)	(.033)	(.037)	—	—

Total Distributions	(.365)	(.636)	(.579)	(.601)	(.576)	(.593)

Net Asset Value, End of Period	$12.26	$12.24	$12.45	$12.14	$11.96	$11.53

Total Return	3.18%	3.51%	7.44%	6.68%	8.86%	8.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$518	$499	$497	$526	$484	$400
Ratio of Total Expenses to Average Net Assets	0.14%*	0.14%	0.15%	0.14%	0.17%	0.19%
Ratio of Net Investment Income to Average Net Assets	4.34%*	4.42%	4.40%	4.67%	4.84%	5.27%
Portfolio Turnover Rate	35%*	18%	4%	14%	19%	16%

*Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market and Ohio Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.	Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2005, the funds had contributed capital to Vanguard (included in Other Assets) of:

Ohio Tax-Exempt Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Money Market	$107	0.01%	0.11%
Long-Term	66	0.01	0.07

The funds’ trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year.

The Long-Term Tax-Exempt Fund had realized losses totaling $1,500,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2005, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $28,061,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

At May 31, 2005, the aggregate settlement value of open futures contracts expiring through September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Ohio Tax-Exempt Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Long-Term/
10-Year U.S. Treasury Note	(150)	$16,990	$(89)
30-Year U.S. Treasury Bond	(75)	8,808	(84)

Unrealized appreciation (depreciation) on open futures contacts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended May 31, 2005, the Long-Term Tax-Exempt Fund purchased $94,734,000 of investment securities and sold $84,134,000 of investment securities, other than temporary cash investments.

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2005
Ohio Tax-Exempt Fund	Beginning Account Value 11/30/2004	Ending Account Value 5/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Money Market	$1,000.00	$1,009.84	$0.65
Long-Term	1,000.00	1,031.84	0.71

Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.28	$0.66
Long-Term	1,000.00	1,024.23	0.71

*	The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.13% for the Ohio Tax-Exempt Money Market Fund and 0.14% for the Ohio Long-Term Tax-Exempt Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of the Vanguard Ohio Tax-Exempt Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for both of the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the funds’ investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the funds’ performance, including some of the data considered by the board, can be found in the “Performance Summaries” section of this report.

COST

The funds’ expense ratios were far below the average expense ratios charged by funds in the respective peer groups. Each fund’s advisory expense ratio was also well below its peer-group average. Information about the funds’ expense ratios appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the Vanguard Ohio Tax-Exempt Funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

•	Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
•	Find out how much to save for retirement and your children’s college education—by using our planning tools.
•	Learn how to achieve your goals—by reading our PlainTalk® investment guides.
•	Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
•	Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

•	See what you own (at Vanguard and elsewhere) and how your investments are doing.
•	Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
•	Analyze your portfolio’s holdings and performance.
•	Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
•	Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q962 072005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 14, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.